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                                                                  EXHIBIT 10.12

                            FIRST AMENDMENT TO LEASE

         1.   PARTIES

              1.1 THIS AGREEMENT made the ______day of _____,1997 is between MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.("Lessor") whose address is c/o Cali Realty Corporation, 11 Commerce Drive, Cranford, New Jersey 07016 and DIGITAL LIGHTWAVE, INC. ("Lessee"), whose address is 601 Cleveland Street, 5th floor, Clearwater, Florida 34615

         2.   STATEMENT OF FACTS

              2.1 The parties have previously entered into a Lease dated _____ ("Lease") covering approximately 8,044 gross rentable square feet ("Premises") in the building located at 1340 Campus Parkway, Building B, Wall, New Jersey ("Building"); and

              2.2 Lessee desires to occupy a portion of the third (3th) floor of 1350 Campus Parkway, Wall, New Jersey on a temporary basis.

         3.   AGREEMENT

                    NOW, THEREFORE, in consideration of the Premises and the
              covenants hereinafter set forth, Lessor and Lessee agree as follows:

              3.1 Subject to all of the terms and conditions of the Lease covering the Premises, except as set forth herein, Lessor hereby leases to Lessee and Lessee hereby hires from Lessor approximately 4,634 square feet on the third (3rd) floor of 1350 Campus Parkway, Wall, New Jersey, as shown on Exhibit A attached hereto ("Temporary Premises"). Lessee has inspected the Temporary Premises, is satisfied with the condition thereof, and agrees to accept possession of the Temporary Premises in its "AS-IS" condition.

              3.2 The term applicable to the Temporary Premises shall commence October 1, 1997 and shall terminate at the earlier of (1) the completion of the premises under the lease, or
                    (2) the date of cancellation of the lease pursuant to
                    Article 44 of the Lease.

              3.3 Lessee shall pay Lessor Fixed Basic Rent applicable to the Temporary Term in monthly installments of THREE THOUSAND ONE HUNDRED EIGHTY-FIVE AND 88/100 Dollars ($3,185.88) on the first day of each month without any offset or abatement of any kind whatsoever, provided that partial months' rents shall be prorated.

              3.4 During the Temporary Term, the Temporary Premises shall be insured according to the provisions of Article 31 Lessee's Insurance of the Lease.

              EXCEPT AS EXPRESSLY AMENDED HEREIN, the Lease dated ______ shall remain in full force and effect as if the same had been set forth in full herein, and Lessor and Lessee hereby ratify and confirm all of the terms and conditions thereof.

              THIS AGREEMENT shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

              EACH PARTY AGREES that it will not raise or assert as a defense to any obligation under the Lease or this Agreement or make any claim that the Lease or this Agreement is invalid or unenforceable due to any failure of this document to comply with ministerial requirements including, but nor limited to, requirements for corporate seals, attestation, witnesses, notarizations, or other similar requirements, and each party hereby waives the right to assert any such defense or make any claim of invalidity or unenforceability due to any of the foregoing.

              IN WITNESS WHEREOF, Lessor and Lessee have hereunto set their hands the date and year first above written, and acknowledge one to the other that they possess the requisite authority to enter into this transaction and to sign this Agreement.


         MONMOUTH/ATLANTIC REALTY                  DIGITAL LIGHTWAVE, INC.
         ASSOCIATES L.P., LESSOR                   LESSEE

         By:   Cali Sub VII, Inc.
               Managing General Partner

         By:                                       By:
               ------------------------                --------------------
               James G. Nugent                         Seth P. Joseph
               Vice President-Leasing                  Sr. Exec. Vice President